Exhibit 10.1

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 16, 2020, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and ICAD, INC., a Delaware corporation (“Parent”), (ii) XOFT, INC., a Delaware corporation (“Xoft”) and (iii) XOFT SOLUTIONS, LLC, a Delaware limited liability company (“Xoft Solutions”) (each a “Borrower” and collectively, the “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of March 30, 2020, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.    Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8    Financial Covenants.

(a)    At all times, Borrower shall be in compliance with at least one (1) of the following financial covenants:

(i)    Performance to Plan; Minimum Revenue. Borrowers shall maintain consolidated revenue (measured in accordance with GAAP), tested monthly as of the last day of each month on a trailing six (6) month basis, of not less than (x) for the periods ending February 29, 2020, March 31, 2020, April 30, 2020, May 31, 2020, June 30, 2020, July 31, 2020, August 31, 2020, September 30, 2020, October 31, 2020, November 30, 2020, and December 31, 2020, the amount set forth opposite such date on Annex I to the Compliance Certificate, and (y) for the last day of each month thereafter, shall be set by Bank and Borrower, working in good faith to set such levels, based on Borrower’s projections delivered to Bank in accordance with Section 6.3(e) hereof and documented in an amendment to this Agreement; provided that if Borrowers and Bank cannot agree to such levels by January 31st of any year, then from January 31st of such year until such levels are agreed to and documented, Borrowers shall be at all times required to comply with Section 6.8(a)(ii) hereof.

(ii)    Cash to Bank Indebtedness. Borrowers shall maintain a ratio of (x) unrestricted cash at Bank, to (y) the aggregate total Indebtedness owing from Borrowers to Bank, equal to or greater than 1.25 to 1.00.”

2.    Section 2.6(h) hereby is added to the Agreement as follows:

“(h)    First Amendment Fee. On June 16, 2020, Borrowers shall pay to Bank an amendment fee equal to Ten Thousand Dollars ($10,000) (the “First Amendment Fee”), which shall be nonrefundable;”

3.    Exhibit D of the Agreement hereby is amended and restated in its entirety to read as set forth on Exhibit D attached hereto.

4.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by any Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

5.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

6.    Each Borrower represents and warrants that (a) the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date), (b) the execution, delivery, and performance of this Amendment have been duly authorized, (c) on the date hereof, the persons whose names appear on the Corporate Resolutions to Borrow or the Limited Liability Company Resolution, as the case may be, dated March 30, 2020, delivered to Bank to Borrowers in connection with the Agreement are duly elected, qualified and acting officers of the applicable Borrower occupying the offices set forth adjacent to their respective names, the signatures set forth adjacent to their respective names are their true signatures, and each such officer is duly authorized to execute and deliver, on behalf of such Borrower, this Amendment and each of the Loan Documents and to act as an authorized officer on behalf of such Borrower under this Amendment each of the Loan Documents, and (d) no Event of Default has occurred and is continuing.

7.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)    this Amendment, duly executed by each Borrower;

(b)    in accordance with Section 2.6(h), the First Amendment Fee, in the amount of Ten Thousand Dollars ($10,000), which may be debited from any of Borrowers accounts; and

(c)    all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts.

8.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ICAD, INC.

By:	/s/ Michael Klein

Name:	Michael Klein

Title:	CEO

XOFT, INC.

By:	/s/ Michael Klein

Name:	Michael Klein

Title:	CEO

XOFT SOLUTIONS, LLC

By:	/s/ Michael Klein

Name:	Michael Klein

Title:	CEO

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Brian Kirkpatrick

Name:	Brian Kirkpatrick

Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:                WESTERN ALLIANCE BANK, an Arizona corporation

FROM:        ICAD, INC., for itself and on behalf of all Borrowers

The undersigned authorized officer of ICAD, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between ICAD, INC., a Delaware corporation (“Parent”), (ii) XOFT, INC., a Delaware corporation (“Xoft”) and (iii) XOFT SOLUTIONS, LLC, a Delaware limited liability company (“Xoft Solutions”) (each a “Borrower” and collectively, the “Borrowers”) and Bank (the “Agreement”), (i) Borrowers are in complete compliance for the period ending                  with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “ Complies” column.

Reporting Covenant	Required	Complies
Annual financial statements (CPA Audited)	FYE within 90 days	Yes	No
Monthly financial statements and Compliance Certificate; with bank account statements while accounts still maintained outside of Bank	monthly within 30 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 30 days after the beginning of each fiscal year	Yes	No
A/R & A/P Agings, Borrowing Base Certificate	monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
Deposit balances with Bank	$
Deposit balance outside Bank	$

Financial Covenant	Required	Actual	Complies
Minimum consolidated revenue (As set forth on Annex I or as determined pursuant to Section 6.8(a)(i), as applicable)	$	$	Yes	No	N/A
or
Minimum unrestricted Cash to Bank Indebtedness ratio	1.25 to 1.00	to 1.00	Yes	No	N/A

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by: AUTHORIZED SIGNER Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE

Compliance Status Yes No
DATE

Annex I

Minimum Trailing 6 Month Revenue

Trailing 6 Months Period Ending	Minimum Revenue
February 29, 2020	[* * *]
March 31, 2020	[* * *]
April 30, 2020	[* * *]
May 31, 2020	[* * *]
June 30, 2020	[* * *]
July 31, 2020	[* * *]
August 31, 2020	[* * *]
September 30, 2020	[* * *]
October 31, 2020	[* * *]
November 30, 2020	[* * *]
December 31, 2020	[* * *]